                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D. C.  20549




                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported)  JANUARY 15, 1999


                               AMC ENTERTAINMENT INC.
               (Exact name of registrant as specified in its charter)


           DELAWARE                   1-8747               43-1304369
(State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)





  106 W. 14TH  STREET, KANSAS CITY, MO            64105-1977
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code    (816) 221-4000


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ITEM 5.  OTHER EVENTS

     (a) Attatched as Exhibit 99.1 and incorporated by reference is AMC Entertainment Inc.'s earnings release for the third quarter of fiscal year 1999, which was issued on January 15, 1999.


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     (b)  Set forth below are AMC Entertainment Inc.'s unaudited
Consolidated Statements of Operations for the thirteen and thirty-nine weeks ended December 31, 1998 and January 1, 1998 and the unaudited Consolidated Balance Sheets as of December 31, 1998 and April 2, 1998.

                      AMC ENTERTAINMENT INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                            Thirteen                   Thirty-nine
                                          Weeks Ended                  Weeks Ended
                                   December 31,   January 1,      December 31,   January 1,
                                      1998           1998             1998          1998
                                      ----           ----             ----          ----
                                          (Unaudited)                    (Unaudited)
Revenues
 Admissions                         $165,812       $140,317        $509,571       $411,034
 Concessions                          77,436         64,049         239,998        189,476
 Other                                14,003         11,473          35,784         29,380
                                    --------       --------        --------       --------
     Total revenues                  257,251        215,839         785,353        629,890
                                    --------       --------        --------       --------
Expenses
 Film exhibition costs                88,839         75,583         278,243        227,563
 Concession costs                     13,356         10,903          38,499         30,810
 Other                               113,239         85,822         331,634        244,074
                                    --------       --------        --------       --------
     Total cost of operations        215,434        172,308         648,376        502,447

 General and administrative           14,517         15,041          44,717         41,893
 Depreciation and amortization        23,100         17,227          64,472         50,116
 Impairment of long-lived assets           -              -               -         46,998
                                    --------       --------        --------       --------
     Total expenses                  253,051        204,576         757,565        641,454
                                    --------       --------        --------       --------
     Operating income (loss)           4,200         11,263          27,788        (11,564)

Other expense (income)
  Interest expense
    Corporate borrowings               7,270          7,552          19,844         20,513
    Capital lease obligations          2,079          2,318           6,373          7,007
  Investment income                     (434)          (124)         (1,085)          (805)
  Gain on disposition of assets         (901)          (864)         (2,259)        (3,360)
                                    --------       --------        --------       --------

Earnings (loss) before income taxes   (3,814)         2,381           4,915        (34,919)
Income tax provision                  (2,100)           950           1,800        (14,150)
                                    --------       --------        --------       --------
Net earnings (loss)                 $ (1,714)      $  1,431       $  3,115       $(20,769)
                                    ========       ========        ========       ========
Preferred dividends                        -          1,198               -          3,849
                                    --------       --------        --------       --------
Net earnings (loss) for
  common shares                     $ (1,714)      $    233        $  3,115       $(24,618)
                                    ========       ========        ========       ========
Earnings (loss)  per share:
 Basic                              $  (0.07)      $   0.01       $   0.13       $  (1.34)
                                    ========       ========        ========       ========
 Diluted                            $  (0.07)      $   0.01       $   0.13       $  (1.34)
                                    ========       ========        ========       ========



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

                                     AMC ENTERTAINMENT INC. AND SUBSIDIARIES
                                           CONSOLIDATED BALANCE SHEETS
                                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                          December 31,     April 2,
                                                                                              1998          1998
                                                                                          -----------     ---------
                                                                                          (Unaudited)

                                                      ASSETS
Current assets:
 Cash and equivalents                                                                       $ 34,277       $  9,881
 Receivables, net of allowance for doubtful accounts of
  $698 as of December 31, 1998 and $706 as of April 2, 1998                                   22,352         13,018
 Reimbursable construction advances                                                           16,180         58,488
 Other current assets                                                                         28,407         25,736
                                                                                            --------       --------
    Total current assets                                                                     101,216        107,123

Property, net                                                                                675,321        562,158
Intangible assets, net                                                                        20,113         22,066
Other long-term assets                                                                       107,802        104,433
                                                                                            --------       --------
    Total assets                                                                            $904,452       $795,780
                                                                                            ========       ========
                                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                                          $ 82,158       $ 72,633
  Construction payables                                                                        7,313         24,588
  Accrued expenses and other liabilities                                                      96,071         72,598
  Current maturities of corporate borrowings and capital lease obligations                     3,998          4,017
                                                                                            --------       --------
    Total current liabilities                                                                189,540        173,836

Corporate borrowings                                                                         452,030        348,990
Capital lease obligations                                                                     45,428         50,605
Other long-term liabilities                                                                   80,849         82,894
                                                                                            --------       --------
    Total liabilities                                                                        767,847        656,325
                                                                                            --------       --------
Stockholders' equity:
  $1.75 Cumulative Convertible Preferred Stock, 66 2/3 CENTS par value;
  1,800,331 shares issued and outstanding as of April 2, 1998
   (aggregate liquidation preference of $45,008 as of April 2, 1998)                               -          1,200
  Common Stock, 66 2/3 CENTS par value; 19,447,598 shares issued as of
   December 31, 1998 and 15,376,811 shares issued as of April 2, 1998                         12,965         10,251
  Convertible Class B Stock, 66 2/3 CENTS par value; 4,041,993 and 5,015,657 shares issued and outstanding as of December 31, 1988 and
   April 2, 1998, respectively                                                                 2,695          3,344
  Additional paid-in capital                                                                 106,713        107,676
  Foreign currency translation adjustment                                                       (801)        (3,689)
  Retained earnings                                                                           24,157         21,042
                                                                                            --------       --------
                                                                                             145,729        139,824
Less:
  Employee notes for common stock purchases                                                   (8,755)             -
  Common Stock in treasury, at cost,
    20,500 shares as of December 31, 1998 and April 2, 1998                                     (369)          (369)
                                                                                            --------       --------
    Total stockholders' equity                                                               136,605        139,455
                                                                                            --------       --------
  Total liabilities and stockholders' equity                                                $904,452       $795,780
                                                                                            ========       ========



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

27.   Financial Data Schedule

99.1  January 15, 1999 earnings release


                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMC ENTERTAINMENT INC.



Date:  January 15, 1999            By:  /s/Richard L. Obert
                                        -----------------------------------
                                        Richard L. Obert
                                        Senior Vice President and
                                        Chief Accounting and
                                        Information Officer


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